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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K


PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)     January 27, 1999
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                         NAVIGANT INTERNATIONAL, INC.
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            (Exact name of registrant as specified in its charter)

     DELAWARE                           000-24387                  52-2080967
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(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


     84 INVERNESS CIRCLE EAST
     ENGLEWOOD, COLORADO                                      80112
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     (Address of principal executive offices)               (Zip Code)


Registrant's telephone number:  (303) 706-0800
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Former name or former address, if changed since last report:  Not Applicable
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                         NAVIGANT INTERNATIONAL, INC.

                                   FORM 8-K

                               JANUARY 27, 1999



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------


(a)  Financial Statements of Businesses Acquired

     Not Applicable

(b)  Pro Forma Financial Information

     Not Applicable

(c)  Exhibits

     99.1  Press release, dated February 8, 1999.



ITEM 8.  CHANGE IN FISCAL YEAR
------------------------------

     The Board of Directors of Navigant International, Inc. (the "Registrant") voted on January 27, 1999 to change its fiscal year end from the last Saturday in April, to the last Sunday in December, effective for the fiscal year ended December 27, 1998. The Registrant will restate all prior year periods and file its report for the fiscal year ended December 27, 1998 on a Form 10-K. A copy of the press release is included as Exhibit 99.1.


              SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Date:  February 9, 1999.


                                NAVIGANT INTERNATIONAL, INC.
                                a Delaware corporation


                                By:     /s/  Robert C. Griffith
                                   ---------------------------------------------
                                   Name:  Robert C. Griffith
                                   Title: Chief Financial Officer and Treasurer
                                          (Principal Financial and Accounting
                                          Officer)

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